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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard M. Lorber, Chief Executive Officer of Nathan's Famous, Inc., certify that:

                  The Form 10-K of Nathan's Famous, Inc. for the period ended March 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

                  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nathan's Famous, Inc.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Nathan's Famous, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                                /s/ Howard M. Lorber
                                                --------------------
                                                Name: Howard M. Lorber

                                                Date: June 20, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO NATHAN'S FAMOUS, INC. AND WILL BE RETAINED BY NATHAN'S FAMOUS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.